UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2013

BELO CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 S. Record Street Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

A special meeting of shareholders of Belo Corp. (“Belo”) was held on September 25, 2013. The special meeting was held to vote upon the following proposals set forth in Belo’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 21, 2013: (1) to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 12, 2013, by and among Belo, Gannett Co., Inc., and Delta Acquisition Corp. (“Merger Sub”), pursuant to which Belo will merge (the “Merger”) with and into Merger Sub (the “Merger Proposal”); (2) to approve, on an advisory (non-binding) basis, specified compensation that may be payable to the named executive officers of Belo in connection with the Merger (the “Advisory Compensation Proposal”); and (3) to adjourn the Belo special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

At the special meeting, the Merger Proposal was approved by the affirmative vote of more than two-thirds of the voting power of all outstanding Belo common stock entitled to vote at the special meeting. In addition, the Advisory Compensation Proposal was approved by a majority of the votes cast at the special meeting. Sufficient votes were also received to approve the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.

As of August 12, 2013, the record date for the special meeting, there were 95,832,821 shares of Series A common stock and 8,269,639 shares of Series B common stock issued and outstanding and eligible to be voted at the special meeting. Shares representing 160,875,816 votes were represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the special meeting and the final voting results for each proposal were as follows:

1.	The Merger Proposal

For	Against	Abstain	Broker Non-Votes
130,088,877	30,613,954	172,985	0

2.	The Compensation Proposal

For	Against	Abstain	Broker Non-Votes
105,002,186	45,284,530	10,589,100	0

3.	The Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
111,174,037	20,002,045	29,699,734	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Belo Corp., dated September 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELO CORP.

Date: September 30, 2013	By:	/s/ R. Paul Fry
	Name:	R. Paul Fry
	Title:	Vice President/Investor Relations and Assistant Treasurer

EXHIBIT INDEX

99.1	Press Release dated September 25, 2013.